UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/15/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and Annual Report and Form 10K
To view this material, have the 12-digit Control #(s} available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/01/08.
To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote,com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CONNECTICUT WATER SERVICE. INC.
Vote in Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 03/19/08
is to be held on 05/15/08 at 2:00 P.M. EDT

at:	Mystic Marriott 625 North Road (Route 117) Groton, CT 06340

CALL: 1-800-428-3985 EXT 3015
IF YOU PLAN TO ATTEND
IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-428-3985, EXT. 3015, AND LEAVE YOUR NAME, ADDRESS, AND TELEPHONE NUMBER. ALSO, IF YOU NEED SPECIAL ASSISTANCE AT THE MEETING, PLEASE ALSO STATE SUCH A REQUEST WHEN YOU CALL. AN AREA MAP WILL BE SENT TO YOU.
The Mystic Marriott’s Web site
(http://www, marriott.com /hotels/travel/gonmm-mystic-marriott-hotel-and-spa/)
also shows directions and a printable map.
From Hartford: Take Interstate-91 South to Exit 22S Route 9 South. Take Route 9 South to Interstate-95 North. Take lnterstate-95 North to Exit 88. Make a Left at the bottom of the exit ramp. The Mystic Marriott Hotel and Spa will be on the right.
From the Boston/Providence: Take Interstate 95 South to Exit 88. Make a Right at the bottom of the exit ramp. The Mystic Marriott Hotel and Spa will be on the right.
From the New York City: Take lnterstate-95 North to Exit 88. Make a Left at the bottom of the exit ramp. The Mystic Marriott Hotel and Spa will be on the right.

Voting items
The Board of Directors recommends a vote “FOR”
all nominees and “FOR” Proposal 2.

1.	For election of three Directors: Nominees: 01) Mary Ann Hanley 02) Mark G. Kachur 03) David A. Lentini

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP, registered independent public accountants, as independent auditors for the year ending December 31, 2008.

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